UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2017 (November 27, 2017)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Times Square, New York, New York 10036

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders

Upon issuance of the Series B Preferred Stock (as defined in Item 5.03 below) on December 6, 2017, the ability of E*TRADE Financial Corporation (the “Company”) to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its junior stock became subject to certain restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for the payment thereof) on its Series B Preferred Stock. “Junior stock” means any class or series of capital stock of the Company that ranks junior to the Series B Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Company. Junior stock includes the Company’s common stock. These restrictions are set forth in the Certificate of Designations establishing the terms of the Series B Preferred Stock, a copy of which is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 6, 2017, the Company amended its Amended and Restated Certificate of Incorporation with the filing of a Certificate of Designations with the Secretary of State of the State of Delaware, establishing the terms of the Company’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share, liquidation preference $100,000 per share (the “Series B Preferred Stock”). A copy of the Certificate of Designations relating to the Series B Preferred Stock is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events

On November 27, 2017, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto (collectively, the “Underwriters”), under which the Company agreed to sell to the Underwriters 300,000 depositary shares, each representing a 1/100th ownership interest in a share of Series B Preferred Stock (the “depositary shares”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of the depositary shares under the Company’s Registration Statement on Form S-3 (File No. 333-203953).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated November 27, 2017 between the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto

3.1	Certificate of Designations of the Company relating to the Series B Preferred Stock

4.1	Certificate of Designations of the Company relating to the Series B Preferred Stock (see Exhibit 3.1)

4.2	Form of Certificate representing the Series B Preferred Stock

4.3	Deposit Agreement among the Company, The Bank of New York Mellon and the holders from time to time of the depositary receipts described therein

4.4	Form of Depositary Receipt (included in Exhibit 4.3)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: December 6, 2017	By:	/s/ Lori Sher
		Name:	Lori Sher
		Title:	Corporate Secretary